Neffs Bancorp 10-K/A

EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with this Amendment No. 1 to the Annual Report on Form 10-K/A, that:

•	the report fully complies with the requirements of Sections 13(a) and 15(d) of the Securities and Exchange Act of 1934, as amended, and
•	the information contained in the report fairly presents, in all material respects, the Corporation’s financial condition and results of operations.

/s/ John J. Remaley
John J. Remaley, Chief Executive Officer

Dated:  April 27, 2011